Juniper Partners Acquisition Corp. <br/>Acquisition of<br/>Firestone Communications, Inc.

Investor Presentation

Investor Presentation

Safe Harbor Statement

JUNIPER PARTNERS ACQUISITION CORP. (“JUNIPER”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING JUNIPER SECURITIES REGARDING ITS MERGER WITH FIRESTONE COMMUNICATIONS, INC. (“FIRESTONE”), AS DESCRIBED IN JUNIPER’SCURRENT REPORT ON FORM 8-K DATED AUGUST 21, 2006. SUCH CURRENT REPORT AND THE AMENDMENT TO THAT CURRENT REPORT DATED AUGUST 24, 2006, INCLUDING SOME OR ALL OF THE EXHIBITS THERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

JUNIPER PARTNERS ACQUISITION CORP. (“JUNIPER”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING JUNIPER SECURITIES REGARDING ITS MERGER WITH FIRESTONE COMMUNICATIONS, INC. (“FIRESTONE”), AS DESCRIBED IN JUNIPER’SCURRENT REPORT ON FORM 8-K DATED AUGUST 21, 2006. SUCH CURRENT REPORT AND THE AMENDMENT TO THAT CURRENT REPORT DATED AUGUST 24, 2006, INCLUDING SOME OR ALL OF THE EXHIBITS THERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

HCFP/BRENNER SECURITIES LLC (“BRENNER SECURITIES”), THE MANAGING UNDERWRITER OF JUNIPER’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2005, IS ASSISTING JUNIPER IN THESE EFFORTS, FOR WHICH IT WILL BE ENTITLED TO RECEIVE A FEE (NOT TO EXCEED $400,000) AND THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. JUNIPER AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND BRENNER SECURITIES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECAL MEETING OF JUNIPER STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

Juniper Content Corporation

Juniper Background

Juniper raised $17.4 million in July, 2005, with net proceeds of $15.6 million, to pursue a business combination in the media and entertainment sector

As of June 30, 2006, Juniper had $15.1 million in cash held in trust, or $5.24 per share of Class B common stock

On June 14, 2006, Juniper announced that it had signed a letter of intent and, on August 16, 2006, that it had entered into a definitive agreement to acquire Firestone Communications, Inc. Firestone owns and operates ¡Sorpresa!, the first in-language television network and digital community for Hispanic youth

Immediately after closing, Juniper shares outstanding will equal between 5.9 million and 6.2 million, with Juniper stockholders owning approximately 55% and Firestone stockholders 45% of the combined companies

Firestone Transaction Overview

Juniper is acquiring Firestone Communications for 2.8 million shares of Juniper stock, subject to a 300,000 share reduction for a working capital adjustment at closing, and 250,000 warrants to purchase Juniper stock* – Firestone may have up to $3 million of long term debt at the time of closing

Based on the closing price of Juniper’s Class B stock and warrants on <br/>August 14, 2006, such securities had a value of approximately $14,150,000

Contingent consideration of 2 million warrants* for achieving subscriber and revenue milestones:

Subscribers: 3.5 million and 4.5 million in 2007 and 2008, respectively

Revenue: $20 million and $30 million in 2007 and 2008, respectively

$5 million of Juniper’s capital is designated for Firestone’s business plan

Platform in Place for Significant Growth

Investment Highlights

¡Sorpresa!, as the first in-language children’s cable network, is well positioned to take advantage of the high-growth of the Hispanic market and its increasing importance to advertisers

¡Sorpresa!, as the first in-language children’s cable network, is well positioned to take advantage of the high-growth of the Hispanic market and its increasing importance to advertisers

¡Sorpresa!’s affiliation agreements with all the major cable operators (MSOs) allow it to expand its distribution as a result of the MSOs’ accelerating digital rollout

In addition to the ¡Sorpresa! cable channel, Firestone also has a robust network uplink and production facility with the capacity to generate annual revenue of over $10 million and a replacement cost of $10 million1

Leverage existing platform to launch or acquire additional branded content in other high-growth categories

Combined company management has skill set to implement strategic vision

1 Holt

1 Holt

Firestone Communications At A Glance

Diversified media and communications company focused on the high-growth Hispanic youth market, established in early 2003 by Leonard Firestone and a group of investors

Owns and operates ¡Sorpresa!, the first in language children’s television network and digital community for Hispanic youth

Three discrete revenue streams:

Digital community for Hispanic youth

Uplink and related services for network distribution

Production facilities and services for program production

Capitalizing on High-Growth Hispanic Market

Firestone’s Network

Offers a digital community for Hispanic 6 to 14 year-olds

Offers a digital community for Hispanic 6 to 14 year-olds

Appeals to a broader 2 to 17 year-old demographic

Original, culturally-relevant, educational, sports, live-action, animation and news programming on a 24-hour basis

Co-production arrangement with CNN en Español

¡Sorpresa! has more than 600,000 subscribers in 21 of top 25 Hispanic television markets

Affiliation agreements with top cable MSOs:

Expanding Distribution Opportunities

Overview of Hispanic Marketplace

Hispanic segment – fastest growing population segment in U.S.1

Hispanic segment – fastest growing population segment in U.S.1

42.7 million residing in the U.S., representing 14% of population1

1 in 4 Hispanics under 14 years of age1

Hispanic advertising spending is outpacing U.S. <br/>average2

Hispanic buying power growing 8% per year3

Hispanic ad market +12.1% 2005 vs. 5.7% average2

U.S. Spanish Language Advertising <br/>Underrepresented4

2005 Hispanic purchasing power = 8.5%; ad spend = 2.2%4

Hispanics under-indexed today: just 1.4% of ad dollars <br/>spent on 14.3% of population2

1 U.S. Census July 2006

1 U.S. Census July 2006

2 2005 Kagan Research, LLC

3 Mas Media Tres, Thomas Weisel Partners, Inc., April, 2005

High Growth Market

Hispanic Cable and Satellite Audience

- Conversion to Digital Cable – 30 million+ digital cable and 25 million+ digital satellite subscribers now climbing to 80 million digital of 100 million universe[1]
- Increased attention from cable and satellite operators on Hispanic demographic
  - Cable operators utilizing Hispanic packages as part of their digital tier rollout plans
  - DirecTV's Paratodos 1 million subs[2]
  - Echostar's Dish Latino 1.2 million subs[2]
- 2006 Total U.S. Hispanic Households = 12.7 million[3]
  - Cable TV - 59% penetration of total Hispanic households
  - Satellite TV - 33% penetration of total Hispanic households
- Hispanic subscriber penetration by Demographic Market Area (DMA)[3]
  - Top 10 Hispanic DMAs represent 58% or 7.5 million households
  - Top 20 Hispanic DMAs represent 75% or 9.1 million households
- 74% watch Spanish Language TV Weekly [4]
  - 91% want children programming about Hispanic culture [5]
  - 85% want more family friendly Spanish television shows [5]
  - 48% watch children's programs everyday [6]
  - 45% watch Spanish language programming for kids [6]

[1] IDC, 2003
[2] MultiChannel News, 2006
[3] 2005 Kagan Research, LLC; March 2006, Kagan Research LLC
[4] 2004 Latino Eyes Survey C&R Research
[5] Focus Latino! III 2003 Horowitz Associates
[6] Focus Latino VI 2006 Horowitz and Associates

Impact of Digital Tier Rollout

10

Advertiser Outlook

¡Sorpresa! well-positioned to benefit from growing attention of advertisers

¡Sorpresa! well-positioned to benefit from growing attention of advertisers

Hispanic cable ad spending growing 33.1% vs. broadcast’s 11.6% 2004-20091

Top 10 advertisers raising commitment to Hispanic ad spending: +12% 2004, +15% 20032

Commercials in Spanish language are 61% more effective <br/>in generating Hispanic brand loyalty3

National advertising is an important component of ¡Sorpresa!’s revenue growth

Building advertising sales capability to capture opportunity as Hispanic ad gap narrows

2004: 3% of TV ad dollars went to the Hispanic 10.9% of TV households;

By 2009 this is expected to rise to 4.2% of dollars targeted toward 11.1% of TV households – a $4.5 billion opportunity1

Growth by major brands: 4x faster than other segments4

Inflection Point for Advertising Revenue Growth

1 2005 Kagan Research, LLC

1 2005 Kagan Research, LLC

2 Mas Media Tres, Thomas Weisel Partners, Inc., April, 2005

3 Roslow Research Group, 2000

4 HispanTelligence US Hispanic Market, 2000-2007

Subscriber Progression

Accelerating Penetration

¡Sorpresa! Subscriber Picture

Distribution Footprint

Growth from Existing and New Relationships

Target Markets

Existing Markets

Puerto Rico

Leveraging Firestone’s Infrastructure

Generating additional revenue from other existing assets:

Generating additional revenue from other existing assets:

Network Origination Facility

Network Operations Center - state-of-the-art, fiber and satellite services facility

Fully automated digital master control and uplink – PoP with– 24 lines on SBC fiber backbone

Tape and Tape-less playback environment

C-Band and KU downlink capability 8-network capacity @ 4.5MHz

Uplink customers include: ¡Sorpresa!, Documentary Channel, and America One

Production Services Operation

Fully digital facility with full-service production capability

Editing, graphics, sound stages, control room

Significant Hispanic expertise

Sources of growth:

Add third-party network/programming customers

Juniper Participating in Accelerating Growth <br/>of Digital Distribution Platforms

Expanding platforms driving demand for content

Expanding platforms driving demand for content

Cable TV and DBS:

Digital cable growing 10% annually through 20101 off of base of 29 million homes

DBS growing to 32 million homes by 2010 from 26 million in 2005

Video-on-Demand:

Subscribers accessing VoD programming: 2% in 2000; 75% in 2004; 99% 20101

Children’s VoD use high, growing, due to convenience and cost1

New forms of advertising emerging via VoD

Other Internet, broadband and mobile delivery platforms:

Online consumer appetite for video growing: 58% more watched content than listened to content in 20052

Broadband – <25% penetration (40 million homes) in 2005; ~48% penetration (~60 million homes) in 20103

Mobile – content/data growing: 2.5 million video handsets 2005; ~122 million in 20081

Market becoming more customized and niche-oriented

Cable channel base has grown 37.8% since 1999 due to specialization4

Branded Content Benefits from Proliferation of Platforms

1 Forrester Research

1 Forrester Research

2 In-Stat

3 Morgan Stanley Research

Juniper’s Growth Strategy

Expand ¡Sorpresa! network subscriber base and reach

Diversify brand into original programming, licensing and merchandising

Position ¡Sorpresa!’s online digital community as a leading destination

Build sales capability to serve major national advertising marketplace

Leverage Firestone’s other operations for future growth

Utilize uplink capability and production facilities to expand content relationships

Build expertise in other content categories and expand distribution capabilities to serve emerging digital platforms

Expand Juniper’s capabilities through internal growth and acquisitions

Acquire branded content providers that offer significant market potential

Foundation for Growth

Juniper Content Corporation <br/>Board and Management

Stuart B. Rekant, Chairman & CEO

Stuart B. Rekant, Chairman & CEO

Executive, entrepreneur and producer with 30 years in media and entertainment

Founder and CEO of Hidden Treasures, Inc., private nonfiction TV production company

Established and ran Winstar Communications content arm

Founder U.S. News Productions and Non Fiction Films Inc.;

Richard Intrator

Richard Intrator

CEO of Philanthria, LLC

Paul Kramer, CPA

Paul Kramer, CPA

Partner, Kramer Love & Cutler, LLP

Audit Committee Financial Expert

Raymond Mason, Vice Chairman

Raymond Mason, Vice Chairman

Chairman Rebuilding Services, Acorn Ventures, partner of Middle East Ventures

Bert A. Getz, Jr.

Bert A. Getz, Jr.

Director EVP, Globe Corporation

Leonard L. Firestone,

Leonard L. Firestone,

President and COO of Firestone Communications

Founder & CEO, Firestone Communications

Mutually Agreed-Upon Designee to be named

Firestone Designee to be named

Juniper Board of Directors

Firestone Financial Information

1 Unaudited<br/>2 Includes $5.3 million from one production services and uplink customer that has ceased operations

1 Unaudited<br/>2 Includes $5.3 million from one production services and uplink customer that has ceased operations

Historical revenues1

Historical revenues1

2004: $1.7 million ? 2005: $6.8 million2 ? First Half 2006: $1.3 million

Revenue streams

¡Sorpresa! – affiliate fees and advertising revenue

Uplink services – long-term agreements with fixed monthly fees

Production facilities and services – project-based usage fees for facility, equipment and personnel

Revenue drivers

Network – Achieving 1 million subscriber mark would put ¡Sorpresa! on national advertisers’ radar

Projected Subscriber Value at Closing in Excess of $12.5 Million3

Cable Network Business Model

1 2005 Kagan Research: Cable Network Start=up Strategies & Business Models. Cash flow margins of children’s programmers are typically higher (averaging approximately 55% (Disney (55% in ?04), The Cartoon Network (49% in ?05) and Nickelodeon (61% in ?04).

Average Cable Network Profitability Statistics for 20041

Investment Summary

A media and entertainment company focused on branded digital communities serving high-growth markets

A media and entertainment company focused on branded digital communities serving high-growth markets

Use ¡Sorpresa!’s first mover status in Hispanic children’s programming and digital cable to secure significant position in expanding Hispanic marketplace

Transaction represents strong value proposition with substantial available capital to grow the business through internal development and acquisitions

Firestone Communications provides Juniper with a dynamic platform in its multi-platform strategy

Appendix

Firestone Competitive Landscape

¡Sorpresa! is the First In-Language Hispanic Children’s Network

* SAP = Secondary Audio Programming option for viewers.

Selected Comparables

Source: Sanders Morris Harris.